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                                                                    EXHIBIT 23.1



                    Consent of Independent Public Accountants
                    -----------------------------------------

     As independent public accountants, we hereby consent to the incorporation of our report incorporated by reference in this Form 10-K, into the Company's previously filed registration Statements No.'s 33-84570 and 333-1276.





/s/ Arthur Andersen LLP

Cincinnati, Ohio
  March 27, 2002